UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8‑K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 28, 2016

CLECO CORPORATION
(Exact name of registrant as specified in its charter)

Louisiana	1-15759	72-1445282
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

2030 Donahue Ferry Road
Pineville, Louisiana	71360-5226
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (318) 484-7400

CLECO POWER LLC
(Exact name of registrant as specified in its charter)

Louisiana	1-05663	72-0244480
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

2030 Donahue Ferry Road
Pineville, Louisiana	71360-5226
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (318) 484-7400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introductory Note

As previously announced, on October 20, 2014, Cleco Corporation (“Cleco”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Cleco Partners L.P. (“Parent”), a Delaware limited partnership, and Cleco Merger Sub, Inc. (“Merger Sub”), a Louisiana corporation and an indirect wholly-owned subsidiary of Parent, providing for the merger of Merger Sub with and into Cleco (the “Merger”), with Cleco surviving the Merger as an indirect, wholly-owned subsidiary of Parent.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Separation from Cleco and Cleco Power

On March 28, 2016, Bruce A. Williamson, Chairman, President and Chief Executive Officer (“CEO”) of Cleco and CEO of Cleco Power LLC (“Cleco Power” and together with Cleco, the “Company”); Thomas R. Miller, Senior Vice President - Chief Financial Officer (“CFO”) and Treasurer of the Company; Wade A. Hoefling, Senior Vice President, General Counsel and Director - Regulatory Compliance of the Company; and Judy P. Miller, Senior Vice President - Corporate Services and Information Technology of the Company, announced that they will terminate their employment with the Company on or about the effective time of the Merger (the “Effective Time”). At the Effective Time, Mr. Williamson will no longer serve on Cleco’s Board of Directors.

Appointment of New Officers of Cleco and Cleco Power

Following the Merger, it is expected that (i) Darren J. Olagues, 45, President of Cleco Power prior to the Effective Time, will be appointed President and CEO of the Company; (ii) Terry L. Taylor, 61, Controller and Chief Accounting Officer of the Company prior to the Effective Time, will be appointed as Interim CFO of the Company and will continue her role as Controller and Chief Accounting Officer; (iii) Anthony L. Bunting, 56, Vice President - Transmission and Distribution Operations of Cleco Power prior to the Effective Time, will be appointed as Senior Vice President - Corporate Services and Information Technology of the Company; (iv) Julia E. Callis, 47, Associate General Counsel and Corporate Secretary of the Company prior to the Effective Time, will be appointed as Senior Vice President, General Counsel and Chief Compliance Officer of the Company; (v) Keith D. Crump, 54, Senior Vice President - Commercial Operations of Cleco Power prior to the Effective Time, will be appointed as Senior Vice President and Chief Commercial Officer of the Company; and (vi) William G. Fontenot, 53, Senior Vice President - Utility Operations of Cleco Power prior to the Effective Time, will be appointed as Senior Vice President and Chief Operating Officer of the Company.

Mr. Olagues said, “As Cleco prepares for a new chapter in its history, we are excited to announce new opportunities for current Cleco employees. The Company’s new executive management team consists of employees with broad utility experience and a strong commitment to keeping Cleco a utility that is focused on our customers and the communities we serve. I look forward to working with them as we prepare the Company for future success.”

Mr. Olagues has served as President of Cleco Power since August 2013. Prior to serving as President of Cleco Power, Mr. Olagues held the following positions with the Company: Senior Vice President and CFO (July 2012 to August 2013); Senior Vice President, CFO and Treasurer (November 2011 to July 2012); Senior Vice President and CFO (May 2009 to November 2011). Mr. Olagues has eight years of service with the Company. As disclosed in Cleco’s Definitive Proxy Statement filed in connection with the Merger dated January 13, 2015, Parent has informed Cleco of its intent to appoint Mr. Olagues to the position of President and CEO of the Company.

Ms. Taylor has served as Controller and Chief Accounting Officer of the Company since November 2011. She served as Assistant Controller from August 2006 to November 2011. Ms. Taylor has 15 years of service with the Company.

Mr. Bunting has served as Vice President - Transmission and Distribution Operations of Cleco Power since October 2012. He served as Vice President - Customer Services and Energy Delivery of Cleco Power from October 2004 to October 2012. Mr. Bunting has 24 years of service with the Company.

Ms. Callis has served as Associate General Counsel and Corporate Secretary of the Company since November 2011. She served as Senior Attorney from August 2007 to November 2011. Ms. Callis has eight years of service with the Company.

Mr. Crump has served as Senior Vice President - Commercial Operations of Cleco Power since March 2012. He served as Group Vice President from March 2010 to March 2012. Mr. Crump has 26 years of service with the Company.

Mr. Fontenot has served as Senior Vice President - Utility Operations of Cleco Power since March 2012. He served as Group Vice President from March 2010 to March 2012. Mr. Fontenot has 29 years of service with the Company.

There is no arrangement or understanding between Messrs. Olagues, Crump and Fontenot or Ms. Taylor and any other person pursuant to which they were appointed as an officer of the Company.  There are no family relationships between Messrs. Olagues, Crump and Fontenot or Ms. Taylor and any director, executive officer or person nominated or chosen by the Company to become a director or executive officer. There have been no transactions between either Messrs. Olagues, Crump and Fontenot or Ms. Taylor and the Company which would be required to be reported pursuant to Item 404(a) of Regulation S-K.  Other than as described above, there is no material plan, contract, or arrangement to which any of the individuals listed above was a party or in which he or she participated in connection with the aforementioned appointments as officers of the Company.

Change in a Compensatory Arrangement

On March 29, 2016, Messrs. Miller and Hoefling and Ms. Miller entered into agreements to adjust the cash payment they would be eligible to receive upon consummation of the Merger under the Cleco Corporation Executive Severance Plan (the “Change in Control Severance”). Each of Messrs. Miller and Hoefling and Ms. Miller agreed to reduce any Change in Control Severance due or payable to them on account of the consummation of the Merger by $500,000. If the Merger is not consummated, the adjustments discussed herein will be void and of no effect.

On March 29, 2016, Mr. Williamson entered into an agreement to reduce by $1,500,000 any cash benefit that may become due or payable to him under Section 4.3 of that certain Executive Employment Agreement between Mr. Williamson and Cleco dated April 21, 2011. If the Merger is not consummated, the reduction discussed herein will be void and of no effect.

The foregoing descriptions of the material terms and conditions of the agreements with each of Messrs. Miller, Hoefling and Williamson and Ms. Miller do not purport to be complete and are subject to, and qualified, in their entirety by, the full text of the agreements, which are attached hereto as Exhibits 10.1, 10.2, 10.3 and 10.4, respectively, each of which is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.
Exhibit No.	Description

10.1	Cleco Corporation Executive Severance Plan Adjustment to Severance Benefits Agreement between Cleco Corporation and Thomas R. Miller dated March 29, 2016.
10.2	Cleco Corporation Executive Severance Plan Adjustment to Severance Benefits Agreement between Cleco Corporation and Wade A. Hoefling dated March 29, 2016.
10.3	Letter Agreement, dated March 29, 2016, between Bruce A. Williamson and Cleco Corporation.
10.4	Cleco Corporation Executive Severance Plan Adjustment to Severance Benefits Agreement between Cleco Corporation and Judy P. Miller dated March 29, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CLECO CORPORATION

Date: March 31, 2016	By: /s/ Terry L. Taylor
Terry L. Taylor
Controller and Chief Accounting Officer

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CLECO POWER LLC

Date: March 31, 2016	By: /s/ Terry L. Taylor
Terry L. Taylor
Controller and Chief Accounting Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Cleco Corporation Executive Severance Plan Adjustment to Severance Benefits Agreement between Cleco Corporation and Thomas R. Miller dated March 29, 2016.
10.2	Cleco Corporation Executive Severance Plan Adjustment to Severance Benefits Agreement between Cleco Corporation and Wade A. Hoefling dated March 29, 2016.
10.3	Letter Agreement, dated March 29, 2016, between Bruce A. Williamson and Cleco Corporation.
10.4	Cleco Corporation Executive Severance Plan Adjustment to Severance Benefits Agreement between Cleco Corporation and Judy P. Miller dated March 29, 2016.